ACI Worldwide (ACIW) March 2015 Exhibit 99.1

MEETS THE CHALLENGE OF CHANGE
Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities
Litigation Reform Act of 1995.  A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.
The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

MEETS THE CHALLENGE OF CHANGE
About ACI Worldwide
• High quality products and services drive strong renewal rates on a large installed user base of over 5,600 customers
• Long-term, blue-chip, geographically diverse customer base with low customer concentration
• Subscription-based model drives recurring revenue and provides stability and predictability to our operations
• Large contractual backlog provides earnings visibility and allows our management to optimally manage the size and infrastructure of the business
• Leading payments transformation with Universal Payments (UP)
• Management team has an established track record of operational excellence and significant industry experience
2014
Pro Forma Revenue
$1046 Million
2014
Pro Forma Adjusted EBITDA
$267 Million
12/31/2014
60-Month Backlog
$4.2 Billion
Founded in 1975,
ACI is a leading provider
of electronic payments
and transaction banking
software solutions for
financial institutions,
retailers, processors and
billers worldwide
Note: Pro Forma Revenue is presented on a Non-GAAP basis that adds back the Deferred Revenue Fair
Value Adjustment. Pro Forma Adjusted EBITDA excludes transaction and litigation expenses. Both metrics are presented on a pro forma basis for the ReD acquisition.

MEETS THE CHALLENGE OF CHANGE
Global Distribution and Customer Base:
The Leader in the Mega and Large FIs Market
Headquarters          Regional Offices          Distributors
AMERICAS
1,950+ customers
5,600+ customers in over 80 countries rely on ACI solutions
18 of the top 20 and 67 of the top 100 global banks are customers
~ 4,500 employees in 36 countries

AMERICAS
1,950+ customers
EMEA
500+ customers
ASIA/PACIFIC
150+ customers
Customers: ~ 180
processors globally
Customers: 300+
retailers globally
Customers: 3600+
US billers

MEETS THE CHALLENGE OF CHANGE
ACI is a Leading Provider of Electronic Payments and
Transaction Banking Solutions
• Tools to prevent payment transaction
fraud and enterprise financial crimes
• Case management
Fraud
• Internet-based electronic bill payment and
presentment (EBPP)
• Transaction-based, hosted services for
banks and billers
• Automated collection application
Bill Pay / Collections
• Consumer and Business Internet Banking,
Mobile, Trade Finance and Branch
Automation sold to large banks globally as
license or hosted subscription services
• Consumer and small biz Internet and
mobile banking sold to US community FIs
and credit unions as hosted, subscription
Online Banking
• Software sold to global banks that enables
the providing of treasury services to large
corporates
• High value wire transfers, Low Value Bulk
Payments and SWIFT messaging
Wholesale Payments
• Software sold directly to banks and
payment processors
• Solutions help authenticate, authorize,
acquire, clear and settle electronic
consumer payments
• Payments acquiring and authorization
solution for retailers
Retail Payments
1
Ovum, 2014 market study
Note: Revenue figures represent FY 2014 GAAP Revenue on a pro forma basis for the ReD acquisition.
ACI Product Family Revenue % Highlights
In a fragmented $20+
billion market, we control
~5% of the market spend
Software facilitates over
120 billion consumer
transactions per year;
scales to thousands per
second
~1/3 of all domestic SWIFT
transactions
Enables over $13 trillion in
payments each day
Software designed for
“Five nines availability”
2/3 of all Fed wires

Retail Payments
and Merchant
43%
Online Banking
and Branch 22%
Bill Payment
22%
Fraud 8%
Wholesale 3%
Other 1%
1

MEETS THE CHALLENGE OF CHANGE
What is
Universal Payments
A powerful overarching idea
•
The breadth and depth of our solution set
•
•
Our unique payments technology
•
A future vision
•

Enables our customers to adopt an enterprise payments approach
ACI’s solution set and payments capabilities are unrivaled in the market
Retail to wholesale banking, consumers to the largest corporations, global and proven
The capabilities that underpin flexibility, responsiveness, differentiation and productivity
Realizing the vision of real-time, any-to-any payments

MEETS THE CHALLENGE OF CHANGE Payments Strategy Key Constructs The future of payments is real-time Real-time Any-to-Any Industry Collaboration Secure Hosting Integrated Payments 7

MEETS THE CHALLENGE OF CHANGE Segments and Solutions Two Sides of Strategy 8

- Retail Banking
- Transaction Banking
- Merchant Retail
- Billers
- Processors
- Central Infrastructure

- CONSUMER PAYMENTS
- TRANSACTION BANKING
- RETAILER PAYMENTS
- BILL PAYMENTS

PAYMENT RISK MANAGEMENT

FRAMEWORK FOR IMMEDIATE PAYMENTS

FRAMEWORK FOR PAYMENTS INTEGRATION

ACI UNIVERSAL PAYMENTS

MEETS THE CHALLENGE OF CHANGE Solutions Meeting Market Needs Today 9

MEETS THE CHALLENGE OF CHANGE
Delivering an Omni-channel Customer Experience
for one of the world’s
largest banks
CHALLENGE
•Aspirations to be the primary bank of its
customers held back by inconsistent
experience caused by legacy technology
•Improve cross sell and retention rates
BENEFITS
•Significant operating cost improvements
•New channels deployed in 4 months instead of 18,
reducing deployment costs by 80%
•Payment analytics improves cross sell and retention
•Consistent payment experience

MEETS THE CHALLENGE OF CHANGE
Complex Payments Environment Leads to
Inconsistent Customer Experience
Before
Online banking
AML
Call center
Branch system
Payment
engine
Mobile
POS
ATM
Payment
engine
Payment
engine
Fraud
detection
Fraud
detection
Fraud
detection
Payment
engine
Tablet
Payment
engine
Core
Interface

MEETS THE CHALLENGE OF CHANGE
Fraud
detection and
AML
Branch
system
Online banking
Mobile
POS
Tablet
After
Streamlined, Consistent
Omni-channel Experience
Future payment
types and
channels
Payment engine
Core banking
Call Center
FRAMEWORK
Payment engine
ATM

MEETS THE CHALLENGE OF CHANGE
The
Questions?

• Leading market position
• High retention and renewal rates
• Significant recurring revenue
• Scalable, fixed-cost model
with improving margin
• Low cash investment required
Advantage

Appendix 14

MEETS THE CHALLENGE OF CHANGE
$4,160
$1,566
$1,617
$2,416
$3,861
2010 2011 2012 2013 2014 2010 2011 2012 2013 2014
SNET 22%+ CAGR
$315
$330
$501
$600
$702
Renewal rates across ACI products >96%
>95% of our contracts are transaction-based
NET NEW SALES BOOKINGS HISTORICAL 60-MONTH BACKLOG
28%+ CAGR
(millions)
(millions)
Bookings Growth Leads to Large Backlog
Provides Revenue and Earnings Visibility

MEETS THE CHALLENGE OF CHANGE
$1,018
$418
$465
$689
$871
$261
$88
$113
$191
$239
2010 2011 2012 2013 2014
NON-GAAP REVENUE
2010 2011 2012 2013 2014
ADJUSTED EBITDA
29%
21%
24%
28%
29%
Adjusted EBITDA % Net Margin
25% CAGR 31% CAGR
(millions) (millions)
2014 revenue geographic mix: 69% Americas, 23% EMEA and 8% Asia/Pacific
ACI’s Financial Summary,  2010 – 2014
Notes:
Net Margin based on net revenues, or gross revenues adjusted for pass through interchange fees of $38 million in 2013 and $116 million in 2014

MEETS THE CHALLENGE OF CHANGE
• Monthly Recurring Revenue predictable & growing, now >70% of total revenue
• Non-recurring revenue is strongest in Q4
• EBITDA margin spikes follow revenue
Fixed Costs Provide Leverage in Model

$0
$50
$100
$150
$200
$250
$300
$350
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009 2010 2011 2012 2013 2014
Non Recurring Revenue: Ongoing Implementations, Services, Capacity Sales and Annual License Fees
Monthly Recurring Revenue: SaaS Subscriptions & Transactions, Maint and License Fees (Paid Monthly, Quarterly only)
Adjusted EBITDA

MEETS THE CHALLENGE OF CHANGE
SaaS Subscriptions and Transactions Contribution Growth
2009 segment contribution
2014 segment contribution
• SaaS Subscriptions & Transactions have grown from ~10% to over 40%
• Overall monthly recurring revenues have grown from ~60% to over 70%
Monthly recurring segments
Non recurring segments

SaaS
subscriptions &
transactions,
10%
Maintenance,
32%
Services,
20%
Initial licenses
fees, 20%
Monthly
license fees,
18%
SaaS
subscriptions &
transactions
41%
Maintenance
25%
Services
11%
Initial licenses
fees
14%
Monthly
license fees
9%

MEETS THE CHALLENGE OF CHANGE
OPERATING FREE CASH FLOW
CAPITAL EXPENDITURES
% of Non-GAAP Revenue
Low capital expenditures needed to maintain
existing client base
ACI generates strong free cash flow
•
(millions) (millions)
Low Cap Ex and Strong Cash Flow

$13
$19
$16.7
$32.5
$34.9
2010 2011 2012 2013 2014
3%
4%
2%
4%
3%
$63
$67
$24
$151
$134
2010 2011 2012 2013 2014
NOLs starting to contribute and cash taxes
much lower than GAAP

MEETS THE CHALLENGE OF CHANGE
• Existing customer base and low customer attrition provide baseline for future revenue
• Competitive positioning and high R&D spending provides pricing power
• Electronic payment growth at 6-8% CAGR
• Cross sales typically account for 2/3 of net new business
Cross sales and new customer wins
Backlog is Foundation, Cross Sales Add Growth

Start Year 1 Year 2 Year 3 Year 4 Year 5
Transaction growth (both in SaaS revenue &
incremental transaction-based licenses)
Price increases
Annual inflation increases
60-mo backlog (recurring only)

MEETS THE CHALLENGE OF CHANGE
2015 Guidance
• Guidance
- 2014 Pro forma adjusted to reflect full year impact of ReD acquisition and fx rate changes
- Sales, net of term extensions, growth in the high single digits
- Revenue and margin phasing by quarter consistent with seasonal history
- Q1 non-GAAP revenue expected to represent $225 to $235 million
• Other Guidance Assumptions:
- Interest expense of $42 million and cash interest of $36 million
- Capital expenditures to be $40-$50 million
- Depreciation and amortization expected to approximate $95-$100 million
- Non-cash compensation expense of approximately $20 million
- Pass through interchange revenues to approximate $115 million
- GAAP tax rate of 35% and cash taxes paid of $25-$30 million
- Diluted share count to approximate 117 million (excluding future share buy-back activity)
- These metrics exclude approximately $8-$10 million in significant transaction-related expenses for datacenter and facilities consolidation and bill payment platform rationalization

2014 Incremental FX 2014
Key Metrics Actual ReD Impact Impact* Pro Forma Guidance
Low High
Non-GAAP Revenue 1,018     28                     (23)         1,023           1,050           1,080
Adjusted EBITDA 261         6                       -         267              280              290
$s in millions, foreign currency rates as of 12/31/14
2015 Non-GAAP

MEETS THE CHALLENGE OF CHANGE
Financial Summary – Five-year Targets
•
Organic revenue growth
Mid-to-upper single digits
•
Adjusted EBITDA margin
100 bps expansion per year
•
Operating free cash flow
Track adjusted EBITDA growth
•
Sales net of term extension growth
High single digits

MEETS THE CHALLENGE OF CHANGE
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of Online Resources and S1 and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  Certain non-GAAP measures include:
Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and Online
Resources if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
Non-GAAP operating income: operating income plus deferred revenue that would have been recognized in the normal course of business by S1 and Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
Adjusted EBITDA: net income plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and Online
Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.
Non-GAAP Financial Measures

MEETS THE CHALLENGE OF CHANGE
Non-GAAP Financial Measures

Non-GAAP Revenue (millions) 2010 2011 2012 2013 2014
Revenue 418 $    465 $    667 $    865 $   1,016 $
Deferred revenue fair value adjustment -       -       22         6          2
Non-GAAP revenue 418 $    465 $    689 $    871 $   1,018 $
Adjusted EBITDA (millions) 2010 2011 2012 2013 2014
Net income (loss) 27 $     46 $     49 $     64 $    68 $
Plus:
Income tax expense (benefit) 22 18 16 29 31
Net interest expense 1 1 10 27 39
Net other expense 4 1 - 3 -
Depreciation expense 6 8 13 19 21
Amortization expense 20 21 38 51 66
Non-cash compensation expense 8 11 15 14 11
Adjusted EBIDTA 88 106 141 207 236
Deferred revenue fair value adjustment - - 22 6 2
Employee related actions - - 11 11 10
Facility closure costs - - 5 2 -
IT exit costs - - 3 - -
Other significant transaction related
expenses - 7 9 13 13
Adjusted EBIDTA excluding significant
transaction related expenses 88 $     113 $   191 $   239 $  261 $

MEETS THE CHALLENGE OF CHANGE
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus payments associated with the cash settlement of acquisition related options and significant acquired opening balance sheet liabilities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions.
We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
Non-GAAP Financial Measures

Reconciliation of Operating Free Cash
Flow (millions) 2010 2011 2012 2013 2014
Net cash provided (used) by operating
activities 81 $      83 $      (9) $      138 $   149 $
Net after-tax payments associated with
employee-related actions -       -       6          10        6
Net after-tax payments associated with facility
closures -       -       3          1          1
Net after-tax payments associated with
significant transaction related expenses -       4          9          18        8
Net after-tax payments associated with cash
settlement of acquisition related options -       -       10         10        -
Payments associated with acquired opening
balance sheet liabilties -       -       -       5          5
Net after-tax payments associated with IBM IT
Outsourcing Transition 1          1          1          2          -
Plus IBM Alliance liability repayment -       -       21         -       -
Less capital expenditures (13)       (19)       (17)       (33)       (35)
Less IBM Alliance technical enablement
expenditures (6)         (2)         -       -       -
Operating Free Cash Flow 63 $      67 $      24 $      151 $   134 $

MEETS THE CHALLENGE OF CHANGE
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period.  We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
Estimates of future financial results require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.
Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.
Non-GAAP Financial Measures

• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.

MEETS THE CHALLENGE OF CHANGE
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.
Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “
will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
(i) expectations regarding 2015 financial guidance, including non-GAAP revenue, adjusted EBITDA, and net new sales bookings;
(ii) expectations regarding Q1 2015 non-GAAP revenue; and
(iii) expectations regarding  five year targets, including future increases in organic revenue, adjusted EBITDA margin, operating free cash flow, and sales net of term extension.
Forward-Looking Statements
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and
Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-
eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online
Resources, OPAY and ReD, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the
Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and
subsequent reports on Forms 10-Q and 8-K.

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